Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement is entered into as of August 24, 2012 (this “Amendment”) by and among BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”), and BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation (“Brookwood”), KENYON INDUSTRIES, INC., a Delaware corporation (“Kenyon”), BROOKWOOD LAMINATING, INC., a Delaware corporation (“Laminating”), ASHFORD BROMLEY, INC., a Delaware corporation (“Ashford”), and STRATEGIC TECHNICAL ALLIANCE, LLC, a Delaware limited liability company (“STA,” together with Brookwood, Kenyon, Laminating, and Ashford, each individually, a “Borrower” and collectively, the “Borrowers”). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Loan Agreement referenced below.

W I T N E S S E T H:

WHEREAS, Bank and the Borrowers entered into that certain Loan Agreement (as the same may be amended, amended and restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”) dated as of March 30, 2012 and certain other Loan Documents executed in connection therewith, pursuant to which Bank has extended certain financial accommodations to Borrowers;

WHEREAS, Borrowers have requested that Bank make certain amendments to the Loan Agreement; and

WHEREAS, Bank has agreed to such amendments, in each case, upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1 DEFINITIONS

Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby, unless otherwise stated.

Section 2 AMENDMENTS TO LOAN AGREEMENT

From and after the date hereof, Borrowers agree to the following amendments to the Loan Agreement:

2.1 Funded Debt to EBITDA Ratio. The Funded Debt to EBITDA financial covenant contained in Section 5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Funded Debt to EBITDA. A ratio of Funded Debt to EBITDA (for the trailing four-quarter period ending on the test date) of not greater than 4.00 to 1.00. Funded Debt is defined as Total Liabilities which are for borrowed money, capital leases and/or are interest bearing. EBITDA is defined as net profit before taxes, plus depreciation and amortization and interest.”

2.2 Section 6.06. Section 6.06 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.06. Dividends or Distributions; Acquisition of Capital Stock or Other Ownership Interests. Declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of the Borrowers’ capital stock or other ownership interests, now or hereafter outstanding, provided, however, that so long as no Event of Default has occurred and is continuing or would result from any such payment, the Borrowers may pay to The Hallwood Group Incorporated (a) periodic payments for tax sharing obligations, (b) discretionary dividends in an aggregate amount not to exceed 50% of Borrowers’ net income for the fiscal year with respect to which such dividends are made, and (c) other dividends or distributions in an aggregate amount not to exceed $15,000,000 (of which, as of August 24, 2012, it is agreed, $8,000,000 has been previously disbursed).”

2.3 Amended Definition. The definition of “Pricing Grid” set forth in Section 10.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Pricing Grid” shall mean the following grid setting forth by Tier, the applicable margin with respect to the LIBOR interest rate and unused line fees:

Tier	Funded Debt to EBITDA Ratio	Applicable Margin	Unused Fee
I	<1.0 : 1.0	1.00%	0.10%
II	≥1.0 : 1.0, but <1.5 : 1.0	1.25%	0.15%
III	≥1.5 : 1.0, but <2.0 : 1.0	1.50%	0.20%
IV	≥2.0 : 1.0, but <2.75 : 1.0	2.00%	0.25%
V	≥2.75 : 1.0, but <3.25 : 1.0	2.50%	0.25%
VI	≥3.25 : 1.0	3.00%	0.25%

Notwithstanding the foregoing, at any time the Bank is not one of Borrowers’ primary factoring service providers, then the Borrowers shall pay to Bank a one time fee in the amount of $62,500 and the Pricing Grid shall be as follows:

Tier	Funded Debt to EBITDA Ratio	Applicable Margin	Unused Fee
I	<1.0 : 1.0	1.50%	0.10%
II	≥1.0 : 1.0, but <1.5 : 1.0	1.75%	0.15%
III	≥1.5 : 1.0, but <2.0 : 1.0	2.00%	0.20%
IV	≥2.0 : 1.0, but <2.75 : 1.0	2.50%	0.25%
V	≥2.75 : 1.0, but <3.25 : 1.0	3.00%	0.25%
VI	≥3.25 : 1.0	3.50%	0.25%

Section 3 CONDITIONS PRECEDENT

3.1 Conditions Precedent to this Amendment. The effectiveness of this Amendment against Bank is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied may be made in Bank’s sole discretion.

(A) Bank shall have received an executed copy of this Amendment duly executed by Borrowers, and Bank shall have duly executed and delivered to Borrowers a copy of this Amendment.

(B) Bank shall have received evidence that all proceedings and authorizations necessary to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby have been taken or received.

(C) All representations, warranties, covenants and agreements of the Borrowers contained in the Loan Documents shall be true and correct in all material respects (except that, for those representations and warranties already qualified by concepts of materiality, those representations and warranties shall be true and correct in all respects) at and as of the date hereof as though then made, except for such representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date.

(D) No Event of Default shall have occurred and be continuing.

(E) Borrowers shall pay on demand all reasonable and documented fees and expenses incurred by Bank in connection with this Amendment and the other Loan Documents, including, but not limited to, the reasonable and documented fees and expenses of Bank’s counsel (it being understood, without limitation of the Borrowers’ obligation to pay such fees and expenses, that the effectiveness of this Amendment shall only be conditioned on the payment of such fees and expenses that are invoiced at least two business days prior to the date on which the other conditions in this Section 3.1 have been met).

(F) Borrowers shall pay an amendment fee of $31,250 to Bank.

Section 4 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

4.1 Ratification of Loan Documents and Liens. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Bank agrees that the Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Borrower further expressly acknowledges and agrees that Bank has a valid, non-avoidable, enforceable and perfected security interest in and lien against each item of collateral described in the Loan Documents and that such security interest and lien secures the payment and the performance of all obligations of the Borrowers under the Loan Documents.

4.2 General Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to Bank that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite organizational action on the part of such Borrower and will not violate the organizational documents of such Borrower, contravene any contractual restriction, any law, rule or regulation or court or administrative decree or order binding on or affecting such Borrower or result in, or require the creation or imposition of, any lien, security interest or encumbrance on any of the properties of such Borrower; (b) this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by each Borrower and are the legal, valid and binding obligation of each Borrower, enforceable in accordance with their respective terms; (c) the representations and warranties contained in the Loan Agreement and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for such representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; (d) no Event of Default or event or circumstance that would, with the giving of notice or the passage of time or both, result in an Event of Default, under the Loan Agreement has occurred and is continuing; (e) such Borrower is in compliance in all material respects with all covenants and agreements contained in the Loan Documents; (f) no Borrower has amended its organizational documents after March 30, 2012; and (g) the recitals in this Amendment are true and correct in all respects.

4.3 Full Opportunity for Review; No Undue Influence. Each Borrower reviewed this Amendment and acknowledges and agrees that it (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as he or it may wish, and (c) has entered into this Amendment of his or its own free will and accord and without threat or duress. This Amendment and all information furnished to Bank is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by Bank or any other Person. Bank has at all times acted in good faith and in a commercially reasonable manner in connection with the negotiation and execution of this Amendment and the discussions and exercise of rights and remedies preceding this Amendment.

Section 5 MISCELLANEOUS

5.1 Survival. All representations, warranties or covenants made in any Loan Document or this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

5.2 Limitation on Relationship between Parties. The relationship of Bank, on the one hand, and the Borrowers, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection therewith or in the Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.

5.3 Successors and Assigns; Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Bank, and no other Person shall have any right, benefit or interest under or because of the existence of this Amendment, except that the provisions of Section 5.11 of this Amendment shall inure to the benefit of the Released Parties.

5.4 Amendments; Interpretation. No amendment or modification of any provision of this Amendment shall be effective without the written agreement of Borrowers and Bank, and no waiver of any provision of this Amendment or consent to any departure by any Borrower therefrom, shall in any event be effective without the written concurrence of Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand upon any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances. No prior drafts of this Amendment or any negotiations regarding the terms contained in those drafts shall be admissible in any court to vary or interpret the terms of this Amendment; the parties hereto agreeing that this Amendment constitutes the final expression of the parties’ agreement and supersedes all prior written and oral understandings regarding the terms of this Amendment. In the event of any inconsistency between the terms of this Amendment and any other Loan Document, this Amendment shall govern and control. The parties hereto have had the opportunity to be represented by counsel in their negotiations of the terms of this Amendment, and therefore, no provision of this Amendment shall be construed against any party hereto on the theory that such party drafted such provision.

5.5 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Amendment.

5.6 Costs and Expenses. Borrowers agree to pay on demand all reasonable and documented costs and out-of-pocket expenses incurred by Bank in connection with the preparation, negotiation, execution and enforcement of this Amendment and the Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and documented costs and fees of Bank’s legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under any Loan Document, including, without limitation, the reasonable and documented costs and fees of Bank legal counsel and the fees, costs and expenses incurred by Bank in the employment of auditors and/or consultants to perform work on Bank’s behalf to audit, appraise, monitor and otherwise review any and all portions of the Collateral.

5.7 Further Assurances. Each Borrower agrees to execute such other and further documents and instruments as Bank may request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Loan Agreement and the other Loan Documents.

5.8 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT TO THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS CHOSEN TO GOVERN THE LOAN AGREEMENT.

5.9 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.

5.10 Headings. Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provisions hereof.

5.11 Release. FOR AND IN CONSIDERATION OF BANK’S AGREEMENTS CONTAINED HEREIN AND AS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AMENDMENT ON WHICH BANK IS RELYING, EACH OF THE BORROWERS, TOGETHER WITH EACH OF THEIR RESPECTIVE DIRECT AND INDIRECT PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, BANKS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”), EACH INTENDING TO BE LEGALLY BOUND, HEREBY VOLUNTARILY, INTENTIONALLY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES BANK AND EACH OF ITS RESPECTIVE DIRECT AND INDIRECT PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, BANKS, ATTORNEYS AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, CROSSCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, MATURED OR UNMATURED, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, VESTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY (INDIVIDUALLY AND COLLECTIVELY, “CLAIMS”) THAT ANY OF THE RELEASORS MAY NOW OR

HEREAFTER HAVE, IF ANY, AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF ANY ACT OR OMISSION OF ANY OF THE RELEASED PARTIES EXISTING OR OCCURRING ON OR PRIOR TO THE DATE OF THIS AMENDMENT, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, BUT EXCLUDING ANY CLAIMS TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BANK OR BANK AS DETERMINED BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

5.12 Waiver of Jury Trial. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY BORROWER AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT. FURTHER, EACH OF THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE, AGENT, OR COUNSEL OF ANY PARTY HERETO, HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

5.13 Submission to Jurisdiction THE BORROWERS HEREBY IRREVOCABLY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN THE DISTRICT COURT IN DALLAS COUNTY, TEXAS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR IN SUCH OTHER APPROPRIATE COURT AND VENUE AS BANK MAY CHOOSE IN ITS SOLE DISCRETION. BANK AND THE BORROWERS EACH CONSENT TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH BANK OR THE BORROWERS MAY NOW OR HEREAFTER HAVE IN ANY SUCH LEGAL ACTION OR PROCEEDINGS.

5.14 Final Agreement. THE LOAN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND BANK.

5.15 Acknowledgment. The parties affirm and acknowledge that this Amendment constitutes a Loan Document and any reference to the Loan Documents under the Loan Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

BORROWERS:

BROOKWOOD COMPANIES INCORPORATED

By:
Name:
Title:

KENYON INDUSTRIES, INC.

By:
Name:
Title:

BROOKWOOD LAMINATING, INC.

By:
Name:
Title:

ASHFORD BROMLEY, INC.

By:
Name:
Title:

STRATEGIC TECHNICAL ALLIANCE, LLC

By:
Name:
Title:

BANK:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title: